Supplement to the currently effective SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Core Equity Fund

Deutsche Core Equity VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus(es).

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

November 28, 2016

PROSTKR-730